                              POLYNOUS GROWTH FUND
                               SEMI-ANNUAL REPORT
                                January 31, 1999
             Polynous Capital Management, Inc., Investment Adviser
                                 (800) 924-3863

Dear Shareholder,

The Polynous Growth Fund's semi-annual period ending January 31, 1999 unfortunately resulted in both poor absolute and relative performance for the Fund. The Fund had negative absolute performance of 8.95 percent (-13.45 percent with full sales load) during the period. The Fund's performance was also unattractive on a relative basis as compared to the Russell 2000 small-cap index as that index increased 2.40 percent during the period.

Although the minimal appreciation of the Russell 2000 index might suggest that the overall period was relatively quiet for small company stocks, the actual environment was substantially different. The period started off in the month of August with a substantial decline in the Russell 2000 index of almost 20 percent as investors reacted to the threat of Russia defaulting on its debt. Why there was such a severe reaction to the problems of a country that accounts for only .3 percent of world GDP (and only about one percent of the world's outstanding debt) is a mystery to me but the Fund also experienced a similar decline as the Russell 2000 in August.

Although both small company stocks and the overall market experienced some recovery in September, the first part of October again experienced a significant decline due to concerns about third quarter corporate earnings. When earnings reports began to be released in the second half of October, however, positive earnings reports from many prominent companies resulted in a large company oriented market rally. Unfortunately, although many smaller companies and almost all of the Fund's companies also had good earnings reports, small company stocks still remained depressed.

I believe the overall small company sector, in having experienced two periods of sudden declines (August and early-October) within a few months had, in the short-term, become unattractive for all but dedicated small company investors. In the short-term, declining stocks in a particular sector will also experience more downward pressure as investors sell poorly performing stocks to both realize tax losses and to reallocate assets to other sectors with better current performance. Both types of selling decisions unfortunately disregard both company fundamentals and valuations. For ourselves, however, being both fundamentally driven and valuation conscious investors, there was a significant mismatch between qualities that we emphasize (good operating prospects and inexpensive valuations) and the current negative sentiment toward small company stocks. Although the Fund did have some recovery from each period of downward volatility, the attempted recovery of many of our stocks was met with further selling pressure due to the tax loss selling and relative performance factors already mentioned above.

Another unfortunate part of the investing environment during the six-month period was that the best performing small company stocks were either very expensive stocks that already have valuations well in excess of the typical valuations in our portfolios or Internet-related stocks with minimal sales and huge operating losses. Our structured, controlled, and disciplined investment process avoids both valuation risks and the risks of very speculative companies and so, in a speculative, valuation-insensitive environment, it will often be challenging for our absolute or relative performance to keep up with the index's performance.

Even with the recent disappointing performance, I still believe that the Fund is well positioned both for recouping the capital loss that was experienced during the period and for producing attractive absolute and relative performance in the future. The Fund's portfolio is very inexpensively valued with an average price/earnings ratio as of January 31, 1999 of only 11-times 1999 projected earnings. This average valuation results in the Fund's companies being priced at a large discount relative to their average projected growth rate of approximately 20 percent. If the Fund's currently owned stocks merely appreciated to our historical average price/earnings ratio of approximately 15-times earnings, that would produce overall appreciation of about 35 percent. I also believe, however, that the Fund is well positioned for attractive relative performance once the huge gap between large company and small company valuations does again become significant to other investors. As opposed to the Fund's current average company valuations and projected growth rates that are mentioned above, the S&P 500 large company index is currently valued at 25-times projected 1999 earnings at a time that the projected growth rate of companies within its index is only about five percent!

Supporting our view that small companies should experience a good absolute and relative stock market recovery are the positive economic aspects of the current environment. These attributes, e.g., good economic growth, almost no inflation, and very low interest rates, do at least create a stable domestic environment for U.S. equities and appear as if they can persist at least throughout 1999. The economic power and dominance of United States has also actually increased during the last two years of economic turmoil in various parts of the world. If most of Asia is now starting to recover economically and if European economies begin to show more growth in either late-1999 or early in 2000, then U.S. economic growth appears as if it can continue for another two years.

If I am correct about such a stable economic environment in the U.S., then the operating prospects for small-cap companies should also be fairly positive. As was shown in 1998 for small-cap stocks, positive operating prospects do not guarantee positive stock market performance but the current 30 percent valuation premium for large-cap stocks is at an historical high. With such an overall valuation difference, I believe that small-cap stocks should at least outperform on a relative basis in 1999 and, with their currently attractive valuations, also have a good chance for attractive absolute performance as well.

                                            Yours truly,
                                            Kevin L. Wenck
                                            President

Past performance is not indicative of future results. Share price and returns will fluctuate and when redeemed, shares may be worth more or less than their original investment. The one year return for the Class A shares as of 12/31/98 was (16.24%) and since inception average annual return of 2.20%. Class A shares returns reflect a maximum sales load of 4.5%. Inception date of the Fund is 08/12/96. There are special risks associated with investing in small-cap stocks which may be subject to a higher degree of market risk than large-cap stocks due to market illiquidity. All individual stockholdings are as of 01/31/99. The Polynous Growth Fund is distributed by Polynous Securities, LLC. This report is not authorized for distribution to prospective investors in the Fund unless preceded by or accompanied by a prospectus.
                                                                      -DFU 3/99

Polynous Growth Fund
Schedule of Investments (unaudited)                           January 31, 1999
--------------------------------------------------------------------------------

                                                                       Market
   Shares                                                               Value
 ----------                                                          -----------

            COMMON STOCKS - 89.71%
            BASIC INDUSTRIES/MATERIALS - 0.76%
     16,200 Metals USA, Inc.*.....................................   $   160,988
                                                                     -----------
            BUSINESS SERVICES - 16.39%
     14,600 Coach USA, Inc.*......................................       437,087
     79,400 Compass International Services Corp.*.................       585,575
     45,400 ExecuStay Corp.*......................................       629,925
     17,500 Global DirectMail Corp.*..............................       322,656
    131,000 International Total Services, Inc.*...................       687,750
      1,700 RCM Technologies, Inc.*...............................        33,150
     28,700 RemedyTemp, Inc.*.....................................       523,775
     23,600 SOS Staffing Services, Inc.*..........................       252,225
                                                                     -----------
                                                                       3,472,143
                                                                     -----------
            CAPITAL GOODS - 8.89%
      9,000 American Buildings Co.*...............................       214,875
     45,500 Gradall Industries, Inc.*.............................       654,062
     17,600 NCI Building Systems, Inc.*...........................       470,800
     40,700 OmniQuip International, Inc. .........................       544,363
                                                                     -----------
                                                                       1,884,100
                                                                     -----------
            CONSUMER DURABLES - 10.74%
     26,100 Crossmann Communities, Inc.*..........................       698,175
     60,900 Meade Instruments Corp.*..............................       822,150
     70,300 Meadowcraft, Inc.*....................................       755,725
                                                                     -----------
                                                                       2,276,050
                                                                     -----------
            CONSUMER NON-DURABLES - 5.55%
     65,100 Lifetime Hoan Corp. ..................................       683,550
     31,200 Nautica Enterprises*..................................       491,400
                                                                     -----------
                                                                       1,174,950
                                                                     -----------
            CONSUMER SERVICES - 20.00%
     20,000 Central Garden & Pet Co.*.............................       321,250
     20,700 Children's Place Retail Stores, Inc.*.................       587,363
     24,700 Claire's Stores, Inc. ................................       487,825
     55,100 Finish Line, Inc., Class A*...........................       506,231
     61,200 Paul Harris Stores, Inc.*.............................       466,650
     12,200 Sonic Corp.*..........................................       308,050
     64,400 Stein Mart, Inc.*.....................................       462,875
    116,500 Track 'n Trail*.......................................       262,125
     50,600 Whitehall Jewellers, Inc.*............................       834,900
                                                                     -----------
                                                                       4,237,269
                                                                     -----------

                See accompanying notes to financial statements.

Polynous Growth Fund
Schedule of Investments (unaudited) - continued               January 31, 1999
--------------------------------------------------------------------------------

                                                                      Market
   Shares                                                              Value
 ----------                                                         -----------

            COMMON STOCKS - continued
            ENERGY - 1.65%
     47,900 Varco International, Inc. ...........................   $   350,269
                                                                    -----------
            HEALTH CARE - 10.88%
     48,500 Concentra Managed Care, Inc.*........................       557,750
     26,900 Healthcare Recoveries, Inc.*.........................       430,400
     23,700 Ocular Sciences, Inc.*...............................       548,063
     30,800 Prime Medical Services, Inc.*........................       246,400
     83,600 ProMedCo Management Company*.........................       459,800
      3,100 RehabCare Group, Inc.*...............................        63,162
                                                                    -----------
                                                                      2,305,575
                                                                    -----------
            TECHNOLOGY - 12.80%
     33,300 Aspect Telecommunications Corp.*.....................       299,700
     21,300 BARRA, Inc.*.........................................       455,287
     25,600 InaCom Corp.*........................................       334,400
     51,300 Information Management Associates, Inc.*.............       179,550
     24,000 Melita International Corp.*..........................       480,000
     81,600 Princeton Video Image, Inc.*.........................       402,900
     58,800 Richardson Electronics, Ltd..........................       558,600
                                                                    -----------
                                                                      2,710,437
                                                                    -----------
            TRANSPORTATION - 2.05%
     60,500 Motor Cargo Industries, Inc.*........................       434,844
                                                                    -----------
            Total Common Stocks (Cost $20,847,811)...............    19,006,625
                                                                    -----------
 Principal
   Amount
 ----------
            SHORT-TERM INVESTMENTS - 9.94%
 $2,104,742 The Bank of New York Cash Reserve, 3.75%.............     2,104,742
                                                                    -----------
            Total Short Term Investments (Cost $2,104,742) ......     2,104,742
                                                                    -----------

            Total Investments (Cost $22,952,553**) - 99.65%......    21,111,367
            Other Assets, Less Other Liabilities - 0.35%.........        74,705
                                                                    -----------
            NET ASSETS - 100.00% ................................   $21,186,072
                                                                    ===========
            Gross unrealized appreciation........................   $ 2,583,807
            Gross unrealized depreciation........................    (4,424,993)
                                                                    -----------
            Net Unrealized depreciation..........................   $(1,841,186)
                                                                    ===========

                See accompanying notes to financial statements.

Polynous Growth Fund
Statement of Assets and Liabilities (unaudited)               January 31, 1999
--------------------------------------------------------------------------------

ASSETS:
 Investments at market value (Cost $22,952,553) (Note 1)..........  $21,111,367
 Receivables:
  Investment securities sold......................................      239,209
  Dividends and interest..........................................        6,248
 Deferred organization costs (Note 1).............................       37,964
 Other assets.....................................................        7,884
                                                                    -----------
   TOTAL ASSETS...................................................   21,402,672
                                                                    -----------
LIABILITIES:
 Payables:
  Investment securities purchased.................................      155,665
  Capital stock redeemed..........................................       11,996
  Due to Adviser..................................................        9,950
  Accrued expenses................................................       34,438
  Accrued distribution expense....................................        4,551
                                                                    -----------
   TOTAL LIABILITIES..............................................      216,600
                                                                    -----------
NET ASSETS:
  Applicable to 1,810,198 shares; unlimited number of shares of beneficial interest authorized with no par value...............  $21,186,072
                                                                    ===========
  Net asset value and redemption price ($21,186,072 / 1,810,198
   shares)........................................................  $     11.70
                                                                    ===========
  Offering price per share ($11.70 / 0.9550)......................  $     12.25
                                                                    ===========
NET ASSETS CONSIST OF:
  Paid-in capital.................................................  $23,874,384
  Accumulated net investment loss.................................     (155,276)
  Accumulated net realized loss on investments....................     (691,850)
  Net unrealized depreciation on investments......................   (1,841,186)
                                                                    -----------
   NET ASSETS.....................................................  $21,186,072
                                                                    ===========

                See accompanying notes to financial statements.

Polynous Growth Fund
Statement of Operations (unaudited)
--------------------------------------------------------------------------------

                                                              For the Six Months
                                                                    Ended
                                                               January 31, 1999
INVESTMENT INCOME:                                            ------------------
 Dividends..................................................     $    14,927
 Interest...................................................          31,479
                                                                 -----------
   TOTAL INCOME.............................................          46,406
                                                                 -----------
EXPENSES:
 Investment advisory fees (Note 3)..........................         106,149
 Distribution expense (Note 3)..............................          26,537
 Administration fees........................................          24,725
 Professional fees..........................................          22,965
 Transfer agent fees........................................          20,497
 Registration fees..........................................          12,968
 Accounting fees............................................          12,806
 Custodian fees.............................................           8,133
 Amortization of organization costs (Note 1)................           7,555
 Insurance expense..........................................           3,463
 Printing expense...........................................           2,923
 Trustees' fees.............................................           2,512
 Miscellaneous fees.........................................             403
                                                                 -----------
   TOTAL EXPENSES...........................................         251,636
   Expenses waived by Adviser (Note 3)......................         (49,954)
                                                                 -----------
   NET EXPENSES.............................................         201,682
                                                                 -----------
NET INVESTMENT LOSS.........................................        (155,276)
                                                                 -----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
 Net realized loss on investments...........................      (2,367,770)
 Net change in unrealized appreciation (depreciation) on
  investments...............................................         (42,203)
                                                                 -----------
   NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS..........      (2,409,973)
                                                                 -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........     $(2,565,249)
                                                                 ===========

                See accompanying notes to financial statements.

Polynous Growth Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                 For the Six Months
                                                       Ended        For the Year
                                                  January 31, 1999      Ended
                                                    (unaudited)     July 31, 1998
OPERATIONS:                                      ------------------ -------------
 Net investment loss...........................     $  (155,276)     $  (282,690)
 Net realized gain (loss) on investments.......      (2,367,771)       3,371,252
 Net realized gain on option contracts
  written......................................               0            5,946
 Net realized gain on in-kind redemption.......               0           81,276
 Net change in unrealized depreciation on
  investments..................................         (42,202)      (4,261,443)
                                                    -----------      -----------
 Net decrease in net assets resulting from
  operations...................................      (2,565,249)      (1,085,659)
                                                    -----------      -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income.........................               0       (1,505,415)
 Net capital gains.............................               0         (810,949)
                                                    -----------      -----------
 Total distributions...........................               0       (2,316,364)
                                                    -----------      -----------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares sold.....................       1,204,765       12,377,540
 Reinvestment of dividends.....................               0        2,048,552
 Cost of shares redeemed.......................      (4,577,327)      (6,409,241)
                                                    -----------      -----------
 Increase (decrease) in net assets derived from
  capital share transactions (a)...............      (3,372,562)       8,016,851
                                                    -----------      -----------
   TOTAL INCREASE (DECREASE) IN NET ASSETS.....      (5,937,811)       4,614,828
                                                    -----------      -----------
NET ASSETS:
 Beginning of period...........................      27,123,883       22,509,055
                                                    -----------      -----------
 End of period.................................     $21,186,072      $27,123,883
                                                    ===========      ===========
 (a)Transactions in capital stock were:
  Shares sold..................................         109,491          826,466
  Shares issued through reinvestment of
   dividends...................................               0          153,680
  Shares redeemed..............................        (409,525)        (437,986)
                                                    -----------      -----------
Increase (decrease) in shares outstanding......        (300,034)         542,160
                                                    ===========      ===========

                See accompanying notes to financial statements.

Polynous Growth Fund
Financial Highlights
--------------------------------------------------------------------------------

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                            For the Six Months                  For the Period
                                  Ended        For the Year    August 12, 1996*
                             January 31, 1999      Ended           through
                               (unaudited)     July 31, 1998    July 31, 1997
                            ------------------ -------------   ----------------
Net asset value, beginning
 of period................       $ 12.85         $  14.35          $  12.00
                                 -------         --------          --------
 Income from investment
  operations:
 Net investment income
  (loss)..................         (0.09)           (0.21)             0.96
 Net realized and
  unrealized gain (loss)
  on investments..........         (1.06)            0.07              1.41
                                 -------         --------          --------
  Total from investment
   operations.............         (1.15)           (0.14)             2.37
                                 -------         --------          --------
 Less distributions from:
 Net investment income....          0.00            (0.88)             0.00
 Net capital gains........          0.00            (0.48)            (0.02)
                                 -------         --------          --------
  Total distributions.....          0.00            (1.36)            (0.02)
                                 -------         --------          --------
Net asset value, end of
 period...................       $ 11.70         $  12.85          $  14.35
                                 =======         ========          ========
Total return+.............        (8.95%)          (1.33%)           20.53%
Ratios/Supplemental Data
 Net assets, end of period
  (in 000s)...............       $21,186         $ 27,124          $ 22,509
 Ratio of expenses to
  average net assets:
  Before expense
   reimbursement..........         2.37% /1/        2.19%             2.73% /1/
  After expense
   reimbursement..........         1.90% /1/        1.99% /2/         2.00% /1/
 Ratio of net investment
  income to average net
  assets:
  Before expense
   reimbursement..........        (1.93%)/1/       (1.22%)            9.44% /1/
  After expense
   reimbursement..........        (1.46%)/1/       (1.02%)           10.17% /1/
 Portfolio turnover rate..        46.43%          140.15%           925.07%

*Commencement of investment operations.
+Total return calculation does not reflect sales load.
/1/Annualized.
/2/Reflects the reduction of the Operating Expense Ratio to 1.90% from 2.00% on June 22, 1998.

                See accompanying notes to financial statements.

Polynous Growth Fund
Notes to Financial Statements (unaudited)                     January 31, 1999
-------------------------------------------------------------------------------

Note 1 - Significant Accounting Policies
Polynous Trust (the "Trust") is organized as a Delaware business trust pursuant to a Trust Agreement dated April 10, 1996. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Trust is organized to offer separate series of shares and is currently offering a single series of shares called Polynous Growth Fund (the "Fund"). The Fund is organized to offer separate classes of shares and currently offers one class (Class A). The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

A. Security Valuation. Investments in securities traded on a national securities exchange are valued at the last reported sales price. Unlisted securities, or listed securities in which there were no sales, are valued at the mean of the closing bid and ask prices. When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith by the Board of Trustees. Short-term obligations having a maturity of 60 days or less are valued at amortized cost, which the Board of Trustees believes represents fair value.

B. Investment Income and Securities Transactions. Security transactions are accounted for on the date the securities are purchased or sold (trade date). Cost is determined and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes. Dividend income is reported on the ex-dividend date. Interest income and expenses are accrued daily.

C. Organization Costs. Organization costs are being amortized on a straight line basis over five years from commencement of operations.

D. Federal Income Taxes. It is the policy of the Fund to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

E. Distributions to Shareholders. The Fund will distribute substantially all of its net investment income in December, and capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

F. Use of Estimates. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2 - Purchases and Sales of Securities
Purchases and sales of securities, other than short-term investments, totaled $9,261,251 and $13,732,989 respectively, for the six months ended January 31, 1999.

Note 3 - Investment Management Fee and Other Transactions with Affiliates Polynous Capital Management, Inc. (the "Adviser"), a registered investment adviser, provides the Fund with investment management services. For providing investment advisory services, the Fund pays the Adviser a monthly fee which is calculated by applying the following annual rates: 1.00% of the first $100 million of average net assets, 0.75% of the next $150 million, 0.60% of the next $250 million, 0.50% of

Polynous Growth Fund
Notes to Financial Statements (unaudited) - continued         January 31, 1999
-------------------------------------------------------------------------------

the next $500 million, and 0.40% of all amounts of average net assets above $1 billion. The Adviser has voluntarily agreed to waive its fees to the extent total annualized fund operating expenses, inclusive of distribution expenses, exceed 1.90% of the Fund's average daily net assets. For the six months ended January 31, 1999, advisory fees of $106,149 were paid to the Adviser and the Adviser reimbursed the Fund $49,954. The Fund has adopted a Distribution Plan (the "Plan"), pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, which permits the Fund to pay certain expenses associated with the distribution of its Class A shares. Effective January 1, 1999, the Plan provides that the Fund will reimburse Polynous Securities, LLC (the "Distributor"), the Fund's sole underwriter and distributor, for actual distribution and shareholder servicing expenses incurred by the Distributor not exceeding, on an annual basis, 0.25% of the Fund's average daily net assets attributable to its Class A shares. FPS Broker Services, Inc. acted as the Fund's sole underwriter and distributor until December 31, 1998. For the six months ended January 31, 1999, the Fund reimbursed the Distributor and FPS Broker Services, Inc. $9,024 and $17,513, respectively, for distribution costs incurred. Certain officers and trustees of the Fund are affiliated persons of the Adviser. All officers serve without direct compensation from the Fund.

          Board of Trustees                             Officers


           Kevin L. Wenck                            Kevin L. Wenck


         Richard H. Kimball                         Erin Fry Sinclair


           Ronald H. Kase


         Investment Adviser                       Shareholder Services


  Polynous Capital Management, Inc.        First Data Investor Services Group,
  345 California Street, Suite 1220                       Inc.
       San Francisco, CA 94104                    211 South Gulph Road
           (800) 924-3863                       King of Prussia, PA 19406
           (415) 956-3384                            (800) 528-8069
                                                     (610) 239-4600


             Underwriter
                                                      Legal Counsel


      Polynous Securities, LLC
  345 California Street, Suite 1220         Paul, Hastings, Janofsky & Walker
       San Francisco, CA 94104                             LLP
                                                  345 California Street

              Custodian                          San Francisco, CA 94104


        The Bank of New York                      Independent Auditors

           48 Wall Street
         New York, NY 10286                       Deloitte & Touche LLP

                                                    50 Fremont Street
          For Additional Information about Polynous Growth Fund call:
                                (800) 924-3863   San Francisco, CA 94105
                                (415) 956-3384
              or access our internet web site at www.polynous.com

This report is submitted for general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus which includes details regarding the Fund's objectives, policies, expenses and other information.